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                                                                   EXHIBIT 10.34

                          DEAN WITTER, DISCOVER & CO.
                      EMPLOYEES' EQUITY ACCUMULATION PLAN



SECTION 1  PURPOSE.
-------------------

          The purposes of the Dean Witter, Discover & Co. Employees' Equity Accumulation Plan are to attract, retain and motivate key employees of the Company and to align the interests of key employees with stockholders through equity-based compensation and enhanced opportunities for ownership of Stock. It is the further purpose of this Plan to permit the granting of Awards that will constitute performance based compensation for certain executive officers, as described in section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and regulations promulgated thereunder.

SECTION 2  DEFINITIONS.
-----------------------

2.1  "Act"  shall mean the Securities Exchange Act of 1934, as amended, and any
     ------
successor thereto.

2.2  "Award"  shall mean a grant of Stock or Cash, or the right to acquire Stock
     -------
or Cash, under such terms and conditions as shall be determined by the Committee consistent with the terms of the Plan.

2.3  "Award Certificate"  shall mean a written document described in Section
     -------------------
6.3, setting forth the terms and conditions of an Award made pursuant to the Plan.

2.4  "Cash"  shall mean United States currency.
     ------

2.5  "Cash Unit"  shall mean a general, unsecured obligation of the Company to
     -----------
pay Cash to a Participant pursuant to an Award recorded by the Company as a bookkeeping entry.

2.6  "Board"  shall mean the Board of Directors of DWD.
     -------

2.7  "Code" shall mean the Internal Revenue Code of 1986, as amended, and any
     ------
successor thereto.

2.8  "Committee"  shall mean a committee of two or more directors of DWD, as
     -----------
described in Section 3.1.

2.9  "Company"  shall mean DWD and any corporation, trade or business which at
     ---------
the time of reference, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with DWD.

2.10  "Consent"  shall mean, with respect to the granting of any Award under the
      ---------
Plan, the acquisition, issuance or purchase of Stock or other rights hereunder or the taking of any other action hereunder:

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          (i)   any and all listings, registrations or qualifications in respect thereof upon any securities exchange or other self-regulatory organi-zation or under any federal, state or local law, rule or regulation,

          (ii) the expiration, elimination or satisfaction of any prohibitions, restrictions or limitations under any federal, state or local law, rule or regulation or the rules of any securities exchange or other self-regulatory organization,

          (iii) any and all written agreements and representations by the Participant with respect to the disposition of Stock, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made, and

          (iv) any and all consents, clearances and approvals in respect of the granting of an Award, the acquisition, issuance or purchase of Stock or other rights hereunder or the taking of any other action under the Plan, by any governmental agencies or other regulatory bodies or any parties to any loan agreements or other contractual obligations of the Company.

2.11  "Disability"   shall mean the termination of a Participant's employment
      -------------
with the Company under circumstances (i) that entitle the Participant to receive benefits under any long term disability plan sponsored by the Company, or (ii) if the Participant does not participate in such a plan, are determined by the Committee to have been caused by a physical or mental condition that would have entitled the Participant (if the Participant had been eligible to participate) to receive benefits under the DWD Long Term Disability Plan or any successor thereto.

2.12  "DWD"  shall mean Dean Witter, Discover & Co., a Delaware corporation, or
      -----
any successor thereto.

2.13  "Executive Officer"  shall mean an executive officer of DWD within the
      -------------------
meaning of Rule 3b-7 promulgated under the Act.

2.14  "Fair Market Value"  shall mean, with respect to a share of Stock, the
      -------------------
fair market value thereof as determined by the Committee as follows:

          (a) if Stock is listed for trading on the New York Stock Exchange, the closing price, regular way, of the Stock as reported on the New York Stock Exchange Composite Tape on the date of reference or, if no such reported sale of the Stock shall have occurred on such date, on the next preceding date on which there was such a reported sale; or

          (b) if Stock is not so listed but is listed on another national securities exchange or authorized for quotation on the National Association of Securities Dealers Inc.'s NASDAQ National Market

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System ("NNM"), the closing price, regular way of the Stock on such date on such exchange or NNM, as the case may be, on which the largest number of shares of Stock have been traded in the aggregate on the preceding twenty trading days or, if no such reported sale of the Stock shall have occurred on such date on such exchange or NNM, as the case may be, on the preceding date on which there was such a reported sale on such exchange or NNM, as the case may be; or

          (c) if Stock is not listed for trading on a national securities exchange or authorized for quotation on NNM, the average of the closing bid and asked prices as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if no such prices shall have been so reported for such date, on the next preceding date for which such prices were so reported; or

          (d) if no Fair Market Value may be determined from the foregoing, the value of a share of Stock as determined in good faith by the Committee.

2.15  "Option"  shall mean a right to acquire Stock.
      --------

2.16   "Participant"  shall mean an individual who has been granted an Award
       -------------
under the Plan.

2.17  "Plan"  shall mean the Dean Witter, Discover & Co. Employees' Equity
      ------
Accumulation Plan, as amended from time to time.

2.18  "Related Employment"  shall mean the employment of an individual by an
      --------------------
employer other than the Company, provided:

          (a) such employment is undertaken by the individual at the request or with the consent of the Company;

          (b) immediately prior to undertaking such employment the individual was an employee of the Company, or was engaged in Related Employment as defined herein; and

          (c) such employment is recognized by the Committee, in its discretion, as Related Employment.

2.19  "Restricted Stock"  shall mean an Award of Stock subject to conditions
       -----------------
determined by the Committee pursuant to Section 8.

2.20  "Restricted Stock Unit" shall mean an Award of Stock Units subject to
       ----------------------
conditions determined by the Committee pursuant to Section 8.

2.21   "Retirement" shall mean the termination of employment with the Company
       ------------
under circumstances giving rise to an entitlement to a retirement benefit, including a benefit payable by reason of Disability, under any employee pension benefit plan maintained by the Company which plan is intended to be qualified under Code section 401(a), provided, however, that, if the Participant has not accrued a benefit under any such pension plan, the term "Retirement" shall have the meaning given to such term under the Dean Witter Reynolds Inc. Pension Plan or any successor thereto; provided further, that, notwithstanding the foregoing, the transfer of an individual to Related Employment shall not be treated as a termination of employment due to Retirement.

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2.22  "Rule 16b-3"  shall mean Rule 16b-3 under the Act and any successor
       -----------
provision thereto.

2.23  "SAR"  shall mean a stock appreciation right as described in Section 7.3.
      -----

2.24  "SEC"  shall mean the U.S. Securities and Exchange Commission, or any
      -----
United States federal governmental body that succeeds to its responsibilities.

2.25  "Section 162(m) Award"  shall mean an Award described in Section 6.2.
      ----------------------

2.26  "Stock"  shall mean the common stock of DWD, par value $.01 per share, and
      -------
any stock into which such stock is transformed as a result of a corporate reorganization or other transaction.

2.27  "Stock Unit"  shall mean a general, unsecured obligation of the Company to
      ------------
deliver one share of Stock (or the value thereof) to a Participant pursuant to an Award recorded by the Company as a bookkeeping entry.

SECTION 3   ADMINISTRATION.
---------------------------

3.1 The Plan shall be administered by the Committee. It is intended that the directors appointed to serve on the Committee shall qualify (i) as "non-employee directors" (within the meaning of Rule 16b-3), (ii) as "outside directors" (within the meaning of Code section 162(m) and the regulations thereunder) and
(iii) under any similar statute or rule; in each case to the extent applicable. The fact that a Committee member shall fail to qualify under any of these requirements shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan.

3.2   The Committee shall have the authority:

          (i)  to exercise all of the powers granted to it under the Plan,

          (ii) to construe, interpret and implement the Plan and any written documents setting forth Awards under the Plan,

          (iii)   to prescribe, amend and rescind rules relating to the Plan,

          (iv) to make any determination necessary or advisable in admini-stering the Plan,

          (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan or in any Award made under the Plan.

          (vi) to delegate any of its powers to DWD's chief executive officer except with respect to any person subject to the provisions of Section 16 of the Act, with respect to a Section 162(m) Award or which by law may not be so delegated.

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3.3   The determination of the Committee on all matters relating to the Plan or any Award made under the Plan shall be final, binding and conclusive for all purposes and upon all persons interested herein.

3.4 No member of the Committee shall be liable, individually or jointly and severally with any other Committee member, for any action, determination or omission made in good faith with respect to the Plan or any Award hereunder. In the performance of their duties hereunder, Committee members shall be entitled to rely upon information and advice furnished: (a) by the Company and its officers, directors, employees, accountants, counsel and consultants; (b) by Participants and their heirs, assigns and representatives; and (c) by any other party whose information or advice is determined by the Committee to be reasonable and necessary for the administration of the Plan.

3.5 The members of the Committee shall be appointed by, and serve at the pleasure of, the Board. Notwithstanding anything to the contrary contained herein, the Board may, in its sole discretion, at any time and from time to time, resolve to administer the Plan, in which case, the term Committee as used herein shall be deemed to refer to the Board.

SECTION 4  SHARES AVAILABLE FOR AWARDS.
---------------------------------------

4.1 Subject to Section 10.4 (relating to adjustments upon changes in capitalization), as of any date, the total number of shares of Stock with respect to which Awards may be granted under the Plan, shall equal:

          (a) 30,000,000 shares, of which not less than 15,000,000 shall be treasury shares acquired by the Company in public markets or otherwise;

          (b) reduced by the sum (without duplication) of:

          (i) the number of shares of Stock subject to outstanding Awards;

          (ii) the number of shares of Stock in respect of which Awards have been exercised;


          (iii) the number of shares of Stock issued without forfeiture or similar restrictions or issued with forfeiture or similar restrictions which have lapsed;

          (c) increased by the sum of:

          (i) shares of Stock subject to previously granted Awards that have expired, terminated, been canceled or forfeited for any reason (other than by reason of exercise or vesting);

          (ii) shares of Stock delivered or withheld (or deliverable or required to be withheld as a condition of exercise of an Award) in payment of the exercise or purchase price of an Award granted

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          under the Plan or under any other employee benefit plan of the
          Company.

4.2 Without limiting the generality of the foregoing, the Committee may cancel any Award under the Plan and issue a new Award in substitution therefor upon such terms as the Committee may in its sole discretion determine, provided that the substituted Award shall satisfy all applicable Plan requirements as of the date such new Award is made. Notwithstanding the foregoing or any other provision of the Plan, in no event shall an Option or SAR be granted in substitution for a previously granted Option or SAR with the old Award being canceled or surrendered as a condition of receiving the new Award, if the new Award would have a lower Option exercise price or SAR appreciation base than the Award it replaces. The foregoing is not intended to prevent equitable adjustment of Awards upon the occurrence of certain events as herein provided, including without limitation, adjustments pursuant to Section 10.4.

SECTION 5 PERSONS ELIGIBLE FOR AWARDS.
--------------------------------------

          Subject to Section 6.2(a), Awards under the Plan may be made to such employees of the Company as the Committee shall from time to time, in its sole discretion, select.

SECTION 6 TYPES OF AWARDS UNDER THE PLAN.
-----------------------------------------

6.1   In General.
      -----------

          Awards may be made under the Plan in the form of:

          (i)    Options,

          (ii)   SARs,

          (iii)  Restricted Stock or Restricted Stock Units,

          (iv)   Other Stock-based Awards,

          (v)    Section 162(m) Awards; or

          (vi) any other type of Award deemed by the Committee in its discretion to be consistent with the purposes of the Plan, including but not limited to Awards granted in connection with or in lieu of awards or payments under any other employee benefit plan or compensation arrangement of the Company (other than a plan qualified under Code Section 401(a) or an excess benefit plan related to a plan qualified under Section 401(a)) and Awards made to eligible employees who are foreign nationals or are employed outside the United States.

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6.2   Section 162(m) Awards.
      ----------------------

          In the discretion of the Committee, any Award made under the Plan may be designated a Section 162(m) Award. A Section 162(m) Award is an Award under which all payments are intended to constitute qualified performance-based compensation which, if recognized by persons with respect to whom the limits on deductibility of Code section 162(m) apply (generally, DWD's chief executive officer and four other highest-paid Executive Officers, hereafter referred to as the "162(m) Covered Employees"), would be excluded from the Section 162(m) limit on deductibility. Section 162(m) Awards shall consist of Awards that will vest, become exercisable, cause the delivery of Stock, result in the payment of Cash or serve as the basis for one or more other Awards under the Plan, upon the attainment of one or more objective performance goals established by the Committee at a time described in Section 6.2(c) below. An objective performance goal shall be based upon one or more of the business criteria described in
Section 6.2(b) below. Section 162(m) Awards may also consist of Options and SARs granted with a per share exercise price or appreciation base, as the case may be, not less than the Fair Market Value of a share of Stock on the grant date subject to the limit set forth in 7.8 below, whether or not the vesting or exercisability of such Options and SARs is also subject to the attainment of one or more performance goals. Notwithstanding anything to the contrary provided herein, (i) an Award not designated a Section 162(m) Award may nevertheless be intended to generate compensation deductible under Code section 162(m) and (ii) unless an applicable Award Certificate otherwise provides, the failure of a
Section 162(m) Award to meet the requirements of Code section 162(m) shall not invalidate such Award, provided it was otherwise properly granted under the Plan.

          (a) All Executive Officers and other members of the Company's senior management group shall be eligible to receive Section 162(m) Awards under the Plan.

          (b) For purposes of Awards under this Section 6.2, performance goals shall be based upon one or more of the following business criteria:

          (i)    earnings per share;

          (ii)   Stock price per share;

          (iii)  return on average equity, assets or investments;

          (iv)   pretax income;

          (v)    net revenue;

          (vi)   net income;

          (vii)  book value per share;

          (viii) earnings available to Stockholders;

          (ix)   market share;

          (x)    operating income;

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          (xi)  cash flow;

          (xii) number of credit cardholders or any group of cardholders identified by geographic area, income, trade or occupation;

          (xiii) number of merchants or any group of merchants identified by geographic area, industry or trade, accepting the Company's proprietary or general purpose credit cards or both;

          (xiv)   assets under management and administration; and

          (xv) number or value of managed loans.

          (c) The Committee shall, not later than 90 days after the start of the period of service to which the performance goal(s) relate(s) (or, if such period is less than a year, the first 25% of such period) and at a time when the attainment of such goal(s) is substantially uncertain:

          (i) identify the Executive Officers and/or any other senior management employees who will receive Section 162(m)
          Awards for such measuring period;

          (ii)  select one or more business criteria from among those listed
          in Section 6.2(b) above upon which   performance goal(s) will be
          based;

          (iii)   determine the length of the measuring period;

          (iv)  determine the terms and conditions of the Awards underlying the
          Section 162(m) Awards;

          (v) establish the various objective thresholds and targets that constitute the performance goals and the amounts that shall be paid to each Participant on attainment of such performance goals, which amounts may be denominated in Stock, Stock Units, Cash or Cash Units; and

          (vi) make such other determinations deemed by the Committee to be necessary or advisable to ensure compliance with Code
          Section 162(m) in connection with the granting of a Section 162(m) Award.

          (d) In making the determinations described in (c) above, the Committee may specify that a Section 162(m ) Award will vest, become exercisable or be paid if the applicable target is achieved for one performance goal, for any one of a number of performance goals or for more than one performance goal. The Committee may also provide that a Section 162(m) Award will vest, become exercisable or be paid in full only upon the attainment of a specified performance goal or goals or vest, become exercisable or be paid in varying percentages or amounts based upon different levels of

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achievement of the applicable performance goal or goals. Performance goals can be based on one or more business criteria that apply to the eligible employee, a business segment or the Company as a whole. The Committee may establish different performance goals for each Section 162(m) Award or may use the same goals for more than one Award and may establish different objective thresholds and targets for one or more eligible employees resulting in different payments under each such Award.

          (e) After the end of each measuring period, the Committee shall certify, in writing, the performance results under each Section 162(m) Award (other than Options or SARs granted with a per share exercise price or appreciation base, as the case may be, not less than the Fair Market Value of a share of Stock) made for such period and determine the amount of Stock, Stock Units, Cash or Cash Units available to vest, become exercisable or be delivered or paid under each such Award. The Committee may, in its sole discretion, cause the delivery or payment of the amounts so determined, or reduce such amounts based on such factors as may be determined by the Committee, including a determination that such reduction is appropriate based upon:

          (i)  the pay practices of competitors;

          (ii) the Company's or a business segment's (A) performance relative to competitors, (B) performance with respect to strategic business goals, (C) performance with respect to the business plan or
          (D) achievement of market share goals; or

          (iii)  a Participant's individual performance.

          With respect to any Participant granted a Section 162(m) Award who the Committee determines is not or will not be a 162(m) Covered Employee in the calendar year in which such Participant receives or is scheduled to receive compensation under such Section 162(m) Award, the Committee may determine to make an Award under the Plan or under any other plan or arrangement of the Company in excess of, in addition to, or in lieu of such Section 162(m) Award.

          (f) The Committee, in its sole discretion, may make Section 162(m) Awards that are not valued, in whole or part, by reference to, or otherwise based on, the Fair Market Value of Stock ("Cash-based Section 162(m) Awards"). Under the procedures and subject to the terms and conditions described in
Section 6.2(a)-(e), Cash-based Section 162(m) Awards shall be awarded in such amounts and paid pursuant to such terms and conditions as shall be determined by the Committee, including but not limited to such business criteria, performance-based goals and other conditions as shall be intended to assure that payments made under a Cash-based Section 162(m) Award shall be qualified performance-based compensation within the meaning of Code section 162(m).

          (g) Notwithstanding anything else contained herein, in any calendar year the maximum number of shares of Stock (or the equivalent value thereof) a Participant may be awarded under a Section 162(m) Award other than an Option, SAR or Cash-based Section 162(m) Award, shall be 100,000 shares multiplied by the number of years in the relevant measuring period but in no event more than 500,000 shares, subject to adjustment under Section 10.4. The maximum value a Participant may receive, in any calendar year, under a Cash-based Section 162(m) Award shall be $2,000,000 multiplied by the number of years in the relevant measuring period but in no event more than

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$10,000,000. The maximum number of shares of Stock underlying Options or SARs awarded to any individual under the Plan, including Options and SARs that are
Section 162(m) Awards, shall not exceed the limit set forth in Section 7.8.

6.3  Award Certificates. The terms and conditions of all Options, SARs and
     -------------------
Section 162(m) Awards shall be set forth in Award Certificates. Other Awards granted under the Plan shall be evidenced by Award Certificates to the extent deemed necessary or desirable by the Committee. An Award Certificate shall be executed by an officer of the Company authorized by the Committee. A copy of the Award Certificate, if any, shall be delivered to the Participant as soon as practicable after the grant of an Award. The Committee may, in its sole discretion, require a Participant to execute and return a copy of the Award Certificate to the Company as a condition of receiving payment on account of an Award.

6.4 Awards may be granted alone or in conjunction with one or more other Awards, provided that Options intended to qualify as incentive stock options shall only be granted in compliance with Section 7.1 and applicable provisions of the Code.


6.5 In granting an Award, including, without limitation, a Section 162(m) Award, the Committee may provide that, irrespective of whether an Award is denominated, in whole or in part, by reference to shares of Stock, an Award may be paid at the election of the Committee or, if permitted by the Committee, the Participant, in whole or in part, in Stock, Stock Units, Cash, Cash Units or other Awards.

6.6 Awards under the Plan, including, without limitation, Section 162(m) Awards, may, in the discretion of the Committee, be made in substitution, in whole or in part, for Cash or other compensation that would otherwise become payable to an eligible individual. An Award Certificate may provide that an eligible individual may elect to receive one form of Award permitted under the Plan in lieu of any other form of Award, or may elect to receive an Award under the Plan in lieu of all or part of any compensation which otherwise might have been paid to such eligible individual, provided however, that any such election shall not require the Committee to make any Award to such eligible individual. Any such substitute or elective Awards shall have terms and conditions consistent with the provisions of the Plan applicable to such Award.

6.7 With respect to any dividend or distribution on shares of Stock corresponding to an Award other than an Option or a SAR, the Committee may, in its discretion, authorize current or deferred payments (payable in Cash or Stock or a combination thereof) or appropriate adjustments to the outstanding Award to reflect such dividend or distribution, including the reinvestment of dividends into additional shares of Stock or Stock Units, provided, however, that non-Cash (i.e., property) dividends received with respect to Stock or Stock Units shall be subject to the same restrictions, vesting and earnout rules as the underlying Award.

6.8  Deferred Compensation.
     -----------------------

  (a)  Plan Awards.  The Committee may, in an Award Certificate or by
       ------------
appropriate action at any time before an Award is vested, paid or exercised, or, subject to the approval of the Committee, give Participants the opportunity to defer the payment or settlement of the Award in accordance with procedures specified by the Committee. The Committee shall have the right at any time to accelerate the payment or settlement of any Award granted under the Plan, including, without limitation, any Award subject to a prior deferral election, provided, however, that the amount payable on account of such Award may be discounted to reflect the time value of the accelerated payment. The Committee may provide that a Participant exercising an Option other than an incentive stock option may defer the compensation to be received upon such exercise provided that the Participant pays the exercise price by tendering shares of Stock held by the Participant for at least 6 months or such other period of time as may be determined by the Committee as necessary to avoid a charge to the Company's earnings for financial statement purposes.

  (b) Other Deferred Compensation.  The Committee shall determine whether or not
      ----------------------------
an Award shall be made in conjunction with deferral of a Participant's salary, bonus or other compensation, or any combination thereof and whether or not such deferred amounts may be:

     (i) forfeited to the Company or, in the case of Awards other than Section 162(m) Awards, other Participants, or any combina-tion thereof under certain circumstances (which may include but need not be limited to, certain types of termination of employ-met or performance of services for the Company); and/or

     (ii) subject to increase or decrease in value based upon the attainment of, or failure to attain, respectively, certain performance measures.

6.9 Unfunded Status of Plan.
    ------------------------

  The Plan is intended to constitute an "unfunded and unsecured" plan for incentive compensation. With respect to any payments in either Cash, Stock that is not Restricted Stock or other property, not yet made to a Participant by the Company, nothing herein contained shall give any Participant any rights that are greater than those of a general, unsecured creditor of the Company. In its sole discretion, the Committee may set aside assets (in trust or otherwise) to assist the Company in meeting its obligations under the Plan (either alone or in conjunction with one or more other compensation plans); provided however, that the existence of such trusts or other arrangements shall be consistent with the unfunded status of the Plan.

SECTION 7 OPTIONS AND SARS.
---------------------------

7.1  Options.
     --------

  (a) Subject to Sections 7.8 and 7.9, the Committee may grant Options in such amounts and subject to such conditions as the Committee shall from time to time in its sole discretion determine, subject to the terms of the Plan. Such terms and conditions may include, but shall not be limited to, restrictions on the transferability and the forfeiture of Stock acquired by a Participant upon the exercise of an Option. Unless the applicable Award Certificate provides otherwise, no Option may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of by the Participant.

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

  (b) Each Award Certificate relating to an Option shall specify whether the Option is a non-qualified stock option, is intended to be an incentive stock option described in Code section 422 or is intended to be any other type of option that may be described in the Code. No Option shall be treated as an incentive stock or other tax-qualified option unless the Award Certificate specifically states that the Award is intended to be an incentive stock option or other tax-qualified option.

  (c) In the case of incentive stock options, the terms and conditions of any such grant shall be subject to and comply with the requirements of Code sections 421, 422 and 424, any regulations thereunder and any successors thereto, including, but not limited to, the requirement that such Options be exercisable during the participant's lifetime only by the Participant, that no such Option shall be granted more than ten years after the date the Board adopts the Plan nor exercisable more than ten years after the date of grant. In no event shall incentive stock options be granted under the Plan in respect of more than 20,000,000 shares of Stock, subject to adjustment under Section 10.4. If an Option is intended to be an incentive stock option and if, for any reason, such option shall fail to so qualify as an incentive stock option, such option shall be considered to be a nonqualified stock option appropriately granted under the Plan, to the extent such option meets the Plan's requirements applicable to nonqualified stock options.

7.2  Restoration Option Rights.
     --------------------------

  (a) Subject to Sections 7.8 and 7.9, the Committee may grant to a Participant, as a feature of an Option (under this Plan) or separately in connection with an option under any other plan of the Company (in either case, an "Original Option") a right to acquire Stock (a "Restoration Option Right") pursuant to which a Participant who pays the exercise price of the Original Option by tendering shares of Stock shall automatically be granted an option (a "Restoration Option") to acquire a number of shares of Stock equal to the sum of: (i) the number of shares tendered by the Participant to pay the exercise price; and (ii) the number of shares tendered by the Participant or, pursuant to the Participant's exercise of a tax withholding right described in Section 10.3(b)(ii), withheld by the Company from the shares being acquired upon the exercise of the Original Option to pay income or other taxes required to be withheld from the Participant's compensation as a result of the exercise of the Original Option.

  (b) The Committee may grant Restoration Option Rights in connection with an Original Option at the time the Original Option is granted or at any later time on or before the date on which the Original Option is exercised.

  (c) The Committee may, in its discretion, provide in an Award Certificate that a Restoration Option shall not be granted or, if granted, shall not become exercisable, unless the Fair Market Value of a share of Stock shall, on the date of such grant or exercise, be equal to or exceed a minimum amount determined by the Committee.

  (d) The Restoration Option exercise price shall not be less than the Fair Market Value of a share of Stock on the Original Option's exercise date. Restoration Options shall be subject to the terms and provisions contained in the Plan and such other terms, conditions and limitations as the Committee shall determine from time to time regarding the exercisability, forfeiture, payment provisions and other features of Restoration Options. All Restoration Options shall expire not later than the expiration date of the Original Option with respect to which the Restoration Option was granted.

7.3   SARs.
      -----

  (a) Related SARs.  Subject to Sections 7.8 and 7.9, the Committee may grant a
      ------------
SAR in connection with all or any part of an Option granted under the Plan (a "Related SAR"), either at the time the related Option is granted or any time thereafter prior to the exercise, termination or cancellation of such Option, and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine, subject to the terms of the Plan. The grantee of a Related SAR shall, subject to the terms of the Plan and the applicable Award Certificate, have the right to surrender to the Company for cancellation all or a portion of the related SAR granted under the Plan, but only to the extent that such related Option is then exercisable, and to be paid therefor an amount equal to the excess (if any) of :

     (i) the aggregate Fair Market Value of the shares of Stock subject to the related Option or portion thereof (determined as of the date of exercise of such Related SAR), over

     (ii) the aggregate exercise price of the related Option or portion thereof.

  (b) Unrelated SARs. Subject to Sections 7.8 and 7.9, the Committee may grant a
      --------------
SAR that is not connected with an Option (an "Unrelated SAR") in such amount and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine, subject to the terms of the Plan. The grantee of an Unrelated SAR shall, subject to the terms of the Plan and the applicable Award Certificate, have the right to surrender to the Company for cancellation all or a portion of such SAR, but only to the extent that such SAR is then exercisable, and to be paid therefor an amount equal to the excess (if any) of:

     (i) the aggregate Fair Market Value of the shares of Stock underlying such SAR or portion thereof (determined as of the date of exercise of such SAR) over,

     (ii) the aggregate appreciation base of the shares of Stock underlying such SAR or portion thereof.

  (c) Payment due to a Participant upon exercise of a SAR shall be made in Cash, Cash Units, Stock or Stock Units (Stock or Stock Units to be valued at the Fair Market Value thereof as of the date of exercise), currently or deferred under Section 6.8, as determined by the Committee in its sole discretion consistent with the relevant Award Certificate and the Plan.

7.4  Exercise of Related SAR Reduces Shares Subject to Option.
     --------------------------------------------------------

  Upon any exercise of a Related SAR, or any portion thereof, the number of shares of Stock subject to the related Option shall be reduced by the number of shares of Stock in respect of which the Related SAR shall have been exercised.

7.5  Exercisability of Options and SARs. Subject to the other provisions of the
     -----------------------------------
Plan:

  (a) Exercisability Determined by Award Certificate.  Each Award Certificate
      ----------------------------------------------
shall set forth the period during which and the conditions subject to which the Option or SAR evidenced thereby shall be exercisable, as determined by the Committee in its discretion, provided, however, that no Option or SAR shall be exercisable until twelve months following the grant date thereof, except in the case of the Participant's death and excluding Restoration Options, and no Option shall be exercisable until twelve months following a hardship distribution from any plan of the Company subject to Treasury Regulations (S)1.401(k)- 1(d)(2)(iv)(B)(4) or any successor provision.

  (b) Exercise of Related SAR.  Unless the applicable Award Certificate
      -----------------------
otherwise provides, a Related SAR shall be exercisable at any time during the period that the related Option may be exercised.

  (c) Partial Exercise Permitted.  Unless the applicable Award Certificate
      --------------------------
otherwise provides, an Option or SAR granted under the Plan may be exercised from time to time as to all or part of the full number of shares as to which such Option or SAR shall then be exercisable.

  (d) Notice of Exercise; Exercise Date.
      ----------------------------------

     (i) An Option or SAR shall be exercisable by the filing of a written notice of exercise with the Company, on such form and in such manner as the Committee shall in its sole discretion pre-scribe, and, in the case of an Option, by payment in accordance with Section 7.6.

     (ii) Unless the applicable Award Certificate otherwise provides, or the Committee in its sole discretion otherwise determines, the date of exercise of an Option or SAR shall be the date the Company receives such written notice of exercise and payment.

7.6  Payment of Option Price.
     ------------------------

  (a) Tender Due Upon Notice of Exercise.  Unless the applicable Award
      ----------------------------------
Certificate otherwise provides or the Committee in its sole discretion otherwise determines, any written notice of exercise of an Option shall be accompanied by payment of the full purchase price for the shares being purchased.

  (b) Manner of Payment.  Payment of the Option exercise price shall be made in
      -----------------
any combination of the following:

     (i) by certified or official bank check payable to the Company (or the equivalent thereof acceptable to the Committee);

     (ii) by personal check (subject to collection), which may in the Committee's discretion be deemed conditional;

     (iii) if and to the extent authorized by the Committee, by delivery of previously acquired shares of Stock owned by the Participant for such period of time as may be required to avoid a charge to the Company's earnings for financial statement purposes (as determined by the Committee) having a Fair Market Value (determined as of the Option exercise date) equal to the portion of the Option exercise price being paid thereby, provided that the Committee may require the Participant to furnish an opinion of counsel accept-able to the Committee to the effect that such delivery would not result in the Participant incurring any liability under Section 16 of the Act and does not require any Consent; and

     (iv) if and to the extent authorized by the Committee, by delivery to the Company of an assignment of a sufficient amount of the proceeds from the sale of Stock acquired upon exercise to pay for all of the Stock acquired upon exercise and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be made at the Participant's direction at the time of exercise, provided that the Committee may require the Parti-cipant to furnish an opinion of counsel acceptable to the Commit-tee to the effect that such delivery would not result in the Parti-cipant incurring any liability under Section 16 of the Act and does not require any Consent.

  (c) Issuance of Shares.  As soon as practicable after receipt of full payment,
      ------------------
the Company shall, subject to the provisions of Section 10.2, deliver to the Participant one or more certificates for the shares of Stock so purchased, which certificates may bear such legends as the Company may deem appropriate concerning restrictions on the disposition of the shares in accordance with the terms of the relevant Award Certificate, the Plan and applicable securities laws, rules and regulations or otherwise, provided, however, that in the event compensation received as a result of an Option exercise is deferred pursuant to
Section 6.8, such delivery shall take place as soon as practicable following the end of the relevant deferral period.

7.7  Proof of Beneficial Ownership. Wherever in this Plan or any Award
     ------------------------------
Certificate a Participant is permitted to pay the exercise price of an Award or taxes relating to the exercise of an Award by delivering shares of Stock, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such shares of Stock, in which case the Company shall treat the Award as exercised without further payment and shall withhold such number of shares from the shares acquired by the exercise of the Award (or if the Award is paid in Cash, Cash in an amount equal to the Fair Market Value of such shares).

7.8  Maximum Number of Shares Subject to Awards
     ------------------------------------------

  Grants of Options and SARs to any Participant in any five consecutive calendar years may not be made with respect to more than 3,000,000 shares of Stock, subject to adjustment under Section 10.4.

7.9  Exercise Price and Expiration Date
     ----------------------------------

  No Option or SAR shall be granted hereunder at an exercise or base appreciation price, as the case may be, lower than 100% of the Fair Market Value of a share of Stock on the grant date thereof and no Option or SAR granted hereunder shall remain exercisable for more than 10 years after the grant date thereof.

SECTION 8   RESTRICTED STOCK AND RESTRICTED STOCK UNIT AWARDS.
--------------------------------------------------------------

8.1  Grant of Awards.
     ---------------

  The Committee may grant Restricted Stock or Restricted Stock Unit Awards, alone or in tandem with other Award made under the Plan or made under any other plan or arrangement of the Company, in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine and set forth in an Award Certificate; provided, however, that no Award of Restricted Stock or Restricted Stock Units shall vest less than one year after the grant date thereof; and provided further, that the total number of shares of Stock with respect to which the aggregate number of shares covered by Awards made to all Participants under Sections 8 and 9 of the Plan which may vest shall not exceed 10,000,000, subject to adjustment under Section 10.4. The vesting of a Restricted Stock or Restricted Stock Unit Award granted under the Plan may be conditioned upon (i) the completion of a specified period of employment with the Company, (ii) the attainment of specified performance goals including but not limited to such performance goals as would qualify the Restricted Stock or Restricted Stock Unit Award as a Section 162(m) Award under
Section 6.2, and/or (iii) such other criteria as the Committee may determine in its sole discretion. The forfeiture of a Restricted Stock or Restricted Stock Unit Award shall be governed by such terms and conditions as are set forth in the Award Certificate.

8.2  Payment.
     -------

  Each Award Certificate with respect to a Restricted Stock or Restricted Stock Unit Award shall set forth the amount (if any) to be paid by the Participant with respect to such Award. If a Participant makes any payment to the Company (other than for taxes) for a Restricted Stock or Restricted Stock Unit Award which does not vest, a refund of such payment may be made to the Participant following the forfeiture of such Award on such terms and conditions as the Committee may determine. Any payment required to be made by a Participant shall be made in a form described in Section 7.6(b).

8.3  Issuance of Shares.
     ------------------

  The Committee may provide that one or more certificates or other evidence of ownership representing Restricted Stock Awards shall be registered in the Participant's name and bear an appropriate legend specifying that such shares are not transferable and are subject to the terms and conditions of the Plan and the applicable Award Certificate, or that such certificate or certificates shall be held in escrow by the Company on behalf of the Participant until such shares vest or are forfeited, all on such terms and conditions as the Committee may determine. Unless the applicable Award Certificate otherwise provides, no share of Restricted Stock may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of by the Participant until such share has vested in accordance with the terms of such Award. Subject to the provisions of Section 10.2, as soon as practicable after any Restricted Stock Award becomes unrestricted the Company shall issue or reissue to the Participant (or to the Participant's designated beneficiary in the event of the Participant's death) one or more certificates for the Stock represented by such Restricted Stock Award.

8.4  Participants' Rights Regarding Restricted Stock.  Unless the applicable
     -----------------------------------------------
Award Certificate otherwise provides: (i) a Participant may vote and receive dividends on Restricted Stock awarded under the Plan; and (ii) any Stock received as a distribution with respect to shares of Restricted Stock (or credited to an Award of Restricted Stock Units) shall be subject to the same restrictions as such shares of Restricted Stock (or Restricted Stock Units).

SECTION 9  OTHER STOCK-BASED AWARDS.
------------------------------------

9.1 The Committee may grant other Awards of Stock and Awards that are valued, in whole or in part, by reference to, or are otherwise based on, the Fair Market Value of Stock ("Other Stock-Based Awards") under such terms and conditions as the Committee shall determine, provided, however, that that the total number of shares of Stock with respect to which the aggregate of Awards under Sections 8 and 9 of the Plan may vest shall not exceed 10,000,000, subject to adjustment under Section 10.4.

9.2 The Committee may grant Other Stock-Based Awards alone or in addition to any other Awards made under the Plan or any other plan or arrangement of the Company. Subject to the provisions of the Plan, the Committee shall have sole and absolute discretion to determine to whom and when such Other Stock-Based Awards will be made, the number of shares of Stock to be Awarded under (or otherwise related to) such Other Stock-Based Awards and all other terms and conditions of such Awards. The Committee shall determine whether Other Stock-Based Awards shall be denominated in Stock, Stock Units, Cash, Cash Units or a combination thereof, or settled on a deferred basis pursuant to Section 6.8. The Committee may, in its discretion, impose such performance goals or other conditions upon an Other Stock-Based Award as shall qualify it as a Section 162(m) Award under Section 6.2.

9.3 Unless the applicable Award Certificate otherwise provides, a Participant may vote and receive dividends on Other Stock-Based Awards awarded under the Plan.

SECTION 10 MISCELLANEOUS.
-------------------------

10.1   Amendment of the Plan; Modification of Awards.
       ----------------------------------------------

  (a) Amendments to the Plan.  The Board may amend, alter, suspend, discontinue
      ----------------------
or terminate the Plan, or any portion thereof, at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval to the extent such approval is necessary to comply with any tax or regulatory requirement, including but not limited to any approval requirement which is a prerequisite for exemptive relief from Section 16(b) of the Act, necessary to qualify Awards granted hereunder as performance based compensation for purposes of Code section 162(m) or necessary to satisfy listing or other requirements of any self-regulatory organization (provided that the Company is subject to the requirements of Section 16 of the Act, Code
Section 162(m) or the jurisdiction of such self-regulatory organization, as the case may be, as of the date of such action). No amendment to the Plan shall impair any rights under an Award without the consent of the affected Participant.

  (b) Award Modifications.  Subject to the terms and conditions of the Plan
      -------------------
(including Section 10.1(a)), the Committee may amend outstanding Award Certificates including, without limitation, any amendment which would:

     (i) accelerate the time or times at which an Award may vest or become exercisable; and/or

     (ii) extend the scheduled termination or expiration date of the Award, provided, however, that no modification having a material adverse effect upon the interest of a Participant in an Award shall be made without the consent of such Participant.

10.2  Consent Requirements.
      --------------------

  If the Committee shall at any time determine that any Consent is necessary or desirable as a condition of, or in connection with, the granting of any Award under the Plan, the acquisition, issuance or purchase of Stock or other rights hereunder or the taking of any other action hereunder (each such action being hereinafter referred to as a "Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee.

10.3   Withholding Taxes.
       ------------------

  (a) Whenever under the Plan shares of Stock are to be delivered pursuant to an Award, the Committee may require as a condition of delivery that the Participant remit to the Company an amount sufficient to enable the Company to satisfy all federal, state and other governmental withholding tax requirements related thereto. Whenever Cash is to be paid under the Plan (whether upon the exercise of a SAR or otherwise), the Company may, as a condition of its payment, deduct therefrom, or from any salary or other payments due to the Participant, an amount sufficient to enable the Company to satisfy all federal, state and other governmental withholding tax requirements related thereto or to the delivery of any shares of Stock under the Plan.

  (b) Without limiting the generality of the foregoing, if authorized by the
Committee:

     (i) a Participant may elect to satisfy all or part of the foregoing withholding requirements by delivery of unrestricted shares of Stock owned by the Participant for such period of time as may be required to avoid a charge to the Company's earnings for financial statement purposes (as determined by the Committee) having a Fair Market Value
     (determined as of the date of such delivery by the Participant) equal to all or part of the amount to be so withheld, provided that the Committee may require, as a condition of accepting any such delivery, the Participant to furnish an opinion of counsel acceptable to the Committee to the effect that such delivery would not result in the Participant incurring any liability under Section 16(b) of the Act and does not require any Consent; and

     (ii) the Committee may, from time to time and upon such terms and conditions as it may in its discretion determine, grant rights ("tax withholding rights") under the Plan to have the Company withhold from the receipt of proceeds on the settlement or exercise of any Award a number of shares of Stock of sufficient Fair Market Value to pay the amount of taxes the Company is required to collect or withhold on the settlement or exercise of the Award. Tax withholding rights shall be exercised simulta-neously with the exercise or receipt of an Award, giving rise to a tax withholding obligation. Shares of Stock withheld shall be deemed to have been delivered to the Company on the exercise or Award date, as appropriate.

10.4   Adjustments Upon Changes in Capitalization.
       ------------------------------------------

  If and to the extent specified by the Committee, the number of shares of Stock which may be issued pursuant to Awards under the Plan, the maximum number of Options and/or unrelated SARs which may be granted to any one person in any period, the maximum number of shares of Stock with respect to which the aggregate of Awards made under Sections 8 and 9 may vest, the number of shares of Stock that may be subject to incentive stock options, the number of shares of Stock subject to Awards, the exercise price and appreciation base of Options and SARs granted under the Plan, the maximum number of shares of Stock which may be paid pursuant to a Section 162(m) Award, the amount payable by a Participant in respect of an Award and any appropriate feature of any Other Stock-Based Award shall be appropriately adjusted (as the Committee may determine) for any change in the number of issued shares of Stock resulting from the subdivision or combination of shares of Stock or other capital adjustments, or the payment of a stock dividend after the effective date of the Plan, or other change in such shares of Stock effected without receipt of consideration by the Company; provided that any Awards covering fractional shares of Stock resulting from any such adjustment shall be eliminated and provided further, that no Option granted under the Plan shall be adjusted in a manner that causes such Option to fail to continue to qualify as an "incentive stock option" within the meaning of Code section 422 (and no

Section 162(m) Award shall be adjusted pursuant to this Section 10.4 in a manner that causes such Award to fail to meet the requirements of Code section 162(m)). Adjustments under this Section shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.


10.5   No Right of Employment or Continued Participation.
       -------------------------------------------------

  Nothing in the Plan or in any Award Certificate shall confer upon any person the right to continue in the employment or other service of the Company or a Subsidiary or affect any right which the Company may have to terminate the employment or other service of such person. Nothing in the Plan shall confer upon any person a claim or right to the grant of an Award.


10.6   No Rights as a Stockholder.
       --------------------------

  Except as otherwise provided in an applicable Award Certificate, no Participant or other person shall have any of the rights of a stockholder of the Company with respect to shares of Stock subject to an Award until the issuance of a stock certificate to the Participant for such shares or, in the case of a Restricted Stock Award granting dividend and/or voting rights to the Participant, to the escrow agent, custodian or trustee designated to hold such shares. Except as otherwise provided in an applicable Award Certificate or in
Section 10.4, or with respect to Restricted Stock, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in Cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

10.7  Nature of Payments.
      -------------------

  (a) Any and all Awards or payments hereunder shall be granted, issued, delivered or paid, as the case may be, in consideration of services performed for the Company by the Participant.

  (b) All Awards and payments granted or made hereunder shall be considered special incentive payments to the Participant. Except as specifically provided in such plan or agreement, no Awards or payments shall be taken into account in computing the Participant's salary or compensation for the purposes of determining any benefits under any pension, retirement, life insurance or other benefit plan of the Company or any agreement between the Company and the Participant.

  (c) By exercising or accepting payment of an Award under the Plan, the Participant shall thereby waive any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided herein or in the applicable Award Certificate, notwithstanding any contrary provision in any written employment contract with the Participant, whether any such contract is executed before or after the grant date of the Award.

10.8   Non-Uniform Determinations.
       --------------------------

  Except for adjustments pursuant to Section 10.4, the Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated).

Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Award Certificates, as to:

  (a) the persons receiving Awards under the Plan, and

  (b) the terms and provisions of Awards under the Plan.

10.9   Other Payments or Awards.
       ------------------------

  Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company, or the Committee from making any Award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

10.10   Change in Control.
        ------------------

  The Committee may, in its discretion, include in any Award Certificate a provision pursuant to which the Award will become exercisable, vest, be paid, have restrictions on the Stock underlying the Award removed, be canceled or forfeited, be replaced or otherwise become subject to special vesting, exercise and forfeiture rules upon the occurrence of a "change in control" (as defined by the Committee from time to time).

10.11  Section Headings.
       ----------------

  The section headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said sections.

10.12  Effective Date .
       ----------------

  The Plan shall be deemed adopted and become effective upon the approval thereof by the stockholders of DWD.

10.13  Governing Law.
       -------------

  The Plan shall be governed by the laws of the State of Delaware applicable to agreements made and to be performed entirely within such state.

10.14  Plan Expenses.
       --------------

  The expenses of the Plan shall be borne by the Company.

10.15  Related Employment.
       -------------------

   The commencement of Related Employment by a Participant shall not be treated, for purposes of the Plan and any Award hereunder, as a termination of employment. The Retirement, Disability or death of an individual during a period of Related Employment shall be treated, for purposes of the Plan and any Award hereunder, as if such event had occurred while the individual was an employee of the Company.

10.16  Arbitration.
       ------------

  All claims and disputes between a Participant and the Company arising out of the Plan or any Award granted hereunder shall be submitted to arbitration in accordance with the then current arbitration policy of the Company. Notice of demand for arbitration shall be given in writing to the other party and shall be made within a reasonable time after the claim or dispute has arisen, but in no event later than the end of the applicable limitation period under applicable law. The Award rendered by the arbitrator shall be made in accordance with the provisions of the Plan, shall be final and judgment may be entered upon it, in accordance with applicable law in any court having jurisdiction thereof. The provisions of this Section 10.16 shall be specifically enforceable under applicable law in any court having jurisdiction thereof.